Earnings per Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Earnings per Share

10. Earnings per Share

Basic and diluted earnings per share is calculated by dividing the net income available to common stockholders by the average number of common shares outstanding during the periods. Diluted earnings per share is calculated by adjusting the net income available to common stockholders and the weighted average number of common shares used for calculating basic earnings per share for the effects of all potentially dilutive shares.

The calculation of both basic and diluted number of weighted average outstanding shares of:

	December 31, 2015	December 31, 2016	December 31, 2017
Net income available to common stockholders (in thousands)	98,094	44,638	5,310
Basic weighted average number of shares	55,360,004	55,418,626	55,508,974
Effect of dilutive potential share options:	346,100	375,855	372,480

Diluted weighted average number of shares	55,706,104	55,794,481	55,881,454